UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 8, 2013

Live Nation Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California		90210
(Address of principal executive offices)		(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 8, 2013, Live Nation Entertainment, Inc. (the “Company”) announced that it plans to make a private offering of $200 million aggregate principal amount of its 7.000% Senior Notes due 2020 (the “Notes”). In connection with the private offering of the Notes, the Company intends to disclose certain information to potential investors. Attached hereto as Exhibit 99.1 are excerpts from the confidential preliminary offering memorandum dated August 8, 2013, containing certain of such information.

The Company expects to use the net proceeds from the offering, together with borrowings under its new senior secured credit facility, to repay in full borrowings under its existing senior secured credit facility, redeem all of its outstanding 8.125% senior notes due 2018 and pay related fees and expenses. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The Notes will be offered through a private placement and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. As a result, they may not be offered or sold in the United States or to any U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the Notes will be offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01	Financial Statements and Events

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President,
General Counsel and Secretary

August 8, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Regulation FD Disclosure.

99.2	Press Release issued by Live Nation Entertainment, Inc. on August 8, 2013.